UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
           SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 5, 1999
                                                    (February 26, 1999)
                                                    -------------------

                         Commission File Number: 1-6836

                          Flanigan's Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

                Florida                                      59-0877638
(State or other jurisdiction of incorporation             (IRS Employer
 or organization)                                       Identification Number)

   2841 W. Cypress Creek Road, Fort Lauderdale, Florida            33309
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:    954-974-9003
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Item No. 4.       Changes in Registrant's Certifying Accountant

(a) At its annual Board of Directors meeting on February 26, 1999, the Board of Directors of Flanigan's Enterprises, Inc. engaged the accounting firm of Rachlin, Cohen & Holtz, LLP, as independent accountants for the Registrant for the fiscal year ending October 3, 1999. The work of Arthur Andersen LLP was also terminated at the annual Board of Directors meeting on February 26, 1999, which was after the Form 10-KSB report for the fiscal year ending October 3, 1998 was filed with the Securities and Exchange Commission on January 6, 1999. Arthur Andersen LLP was advised of its termination on March 4, 1999.

(b) During the two (2) most recent fiscal years and the interim period subsequent to October 2, 1998, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) Arthur Andersen LLP's report on the financial statements for the past two (2) fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Arthur Andersen LLP has advised that its letter to the

                                       -1-

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         Securities and Exchange Commission, with a copy to the Registrant, will be forthcoming within ten (10) days of the filing of this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  REGISTRANT:
                                                  Flanigan's Enterprises, Inc.

                                         By:      /s/Edward A. Doxey
                                                  ------------------
                                                  Edward A. Doxey,
                                                  Chief Financial Officer